UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 11, 2009

AMERICAN ITALIAN PASTA COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-13403	84-1032638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri	64116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(816) 584-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 11, 2009, the Board of Directors of American Italian Pasta Company (“the Company”) appointed Cathleen S. Curless as a director of the Company to serve a term through the Company’s 2012 Annual Meeting.  This appointment increases the number of directors to ten.

At this time, Ms. Curless has not been appointed to any committees of the Board of Directors.  Ms. Curless will receive the standard outside director compensation.  There have been no related party transactions between the Company and Ms. Curless.

A copy of the press release announcing this appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated May 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009	AMERICAN ITALIAN PASTA COMPANY

	By:	/s/ Robert W. Schuller
Robert W. Schuller
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated May 12, 2009